
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 16, 1999
                       ----------------------------------


                      TECHNICAL COMMUNICATIONS CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
                                  -------------
                 (State or Other Jurisdiction of Incorporation)

              0-8588                                     04-2295040
              ------                                     ----------
  (Commission File Number)                  (I.R.S. Employer Identification No.)


  100 Domino Drive, Concord, Massachusetts                              01742
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                            (Zip Code)

                                 (978) 287-5100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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                                TABLE OF CONTENTS

                                    FORM 8-K

                               September 16, 1999


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

Item                                                             Page
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
ITEM 5.  OTHER EVENTS.                                           1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.                      1

SIGNATURE                                                        2

EXHIBIT                                                          E-1


                                        2

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ITEM 5.  OTHER EVENTS

         Technical Communications Corporation (the "Company") reported today the
         Company will be listed on the NASDAQ SmallCap Market System effective with the open of business Friday, September 17, 1999. The COMPANY first received notification from NASDAQ in March 1999 regarding its listing status on its National Market System, because the market value of the Company's public float was not greater than or equal to $5,000,000 in accordance with NASDAQ Marketplace Rule 4450(a)(2).

         In July 1999, the Company requested AND was granted a hearing with NASDAQ and as a result of that meeting has agreed with NASDAQ to move its listing to the SmallCap Market System.

         MATTERS DISCUSSED IN THIS FORM 8-K, INCLUDING ANY DISCUSSION OF OR
         IMPACT, EXPRESSED OR IMPLIED, ON THE COMPANY'S ANTICIPATED OPERATING
         RESULTS AND FUTURE EARNINGS CONTAIN FORWARD-LOOKING STATEMENTS WITHIN
         THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED.
         THE COMPANY'S OPERATING RESULTS MAY DIFFER SIGNIFICANTLY FROM THE
         RESULTS INDICATED BY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY'S
         OPERATING RESULTS MAY BE AFFECTED BY MANY FACTORS, INCLUDING BUT NOT
         LIMITED TO, THE FULFILLMENT OF CUSTOMER ORDERS, THE COMPANY'S ABILITY
         TO RETAIN AND MOTIVATE KEY TECHNICAL, SALES, MARKETING AND
         MANUFACTURING PERSONNEL AND THE POSSIBILITY OF POLITICAL INSTABILITY IN
         THE COMPANY'S FOREIGN MARKETS. THESE AND OTHER RISKS ARE DETAILED FROM
         TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE
         COMMISSION, INCLUDING BUT NOT LIMITED TO THE COMPANY'S ANNUAL REPORT ON
         FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 27, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      a. Financial statements of businesses acquired.

               Not applicable.

      b. PRO FORMA financial information.

               Not applicable.

      c. Exhibits.

               The following exhibit is filed with this report:

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
               Exhibit No.                        Description
               -----------                        -----------

                        99                        Press Release



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Technical Communications Corporation



Dated:  September 20, 1999           By: /s/ Carl H. Guild, Jr.
                                         -------------------------------------
                                         Carl H. Guild, Jr.
                                         President and Chief Executive Officer


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
                   Exhibit
                       No.                                                      Title
                       ---                                                      -----

                      99                                                        Press Release




                                       E-1